EXHIBIT D

AMENDED PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT is made as of the 8th day of May, 2013 by each of Plures Technologies, Inc., a Delaware corporation (the “Company” or “Parent”), its wholly owned subsidiary, Plures Holdings, Inc., a Delaware corporation (“Plures Holdings”), Advanced Microsensors Corporation, a New York corporation (“AMS”), and  Magnetic Sense, Inc., a Delaware corporation (“MSI” and, together with Plures Holdings and AMS, the “Subsidiaries” and the Subsidiaries, together with the Company are each, hereinafter referred to as a “Debtor” and collectively, the “Debtors”), in favor of RENN Capital Group Inc. or its successor as secured party and as collateral agent (“Collateral Agent”) on behalf of itself and other lenders as secured parties who purchased and will purchase the Company’s 2% subordinated notes (each, a “Secured Parties”) all of which shall share, pro rata, in the security interest set forth in this Agreement and the combined indebtedness held by them, totaling approximately $5,633,333, as set forth on Schedule A. This Agreement is a successor to the Pledge and Security Agreement previously signed and dated as of October 15, 2012.

RECITALS

A.            The Secured Parties, have each made one or more loans the Company, and were issued 2% Secured Convertible Promissory Notes (as modified or expanded or existing from time to time, each, a “Note”) from the Company pursuant to the terms of an Amended Securities Purchase Agreement initially dated as of October 15, 2012 (as may be amended from time to time or expanded to include additional loans or lenders; the “Purchase Agreement;” and all capitalized terms not otherwise defined herein shall be as defined in the Purchase Agreement), and

B.           As a further inducement to Secured Parties to make the loans (each, a “Loan”) to the Company and acquire the Notes, (i) all of the Subsidiaries have agreed to unconditionally guaranty the Notes and all of the Company’s obligations thereunder and under the Transaction Documents (as defined in the Purchase Agreement) pursuant to a Guaranty Agreement (the “Guaranty Agreement”) and, (ii) all of the Debtors have agreed to grant to Secured Parties a senior secured interest in all of their intellectual property and to grant to Secured Parties a Lien in all other assets of the Company (each, a “Lien”) subordinate only that certain senior, first priority security interest in all assets of AMS (excluding any intellectual property) (the “AMS Collateral”) (the “MDFA Lien”) currently held by the Massachusetts Development Finance Agency (“MDFA”) and to a Super Senior Lien as defined in the Purchase Agreement held by the Super Senior Lien holder (subordination to the Super Senior Lien being evidenced by subordination agreements signed by the Secured Parties) and (iii) the Parent has agreed to and hereby does pledge and grant a senior secured interest in, all of its shares of Plures Holdings (the “Plures Shares”) and MSI (the “MSI Shares”) to the Secured Parties and Plures Holdings has agreed to and hereby does pledge and grant a senior secured interest in, all of its shares of AMS (the “AMS Shares” and, collectively with the Plures Shares and MSI Shares, the “Pledge Shares”) to Secured Parties, provided however, that if there is a Super Senior Lien, the Pledge Shares shall instead be pledged with the Super Senior Lien holder; and

C.           The Secured Parties have each appointed Collateral Agent to be and act as collateral agent for the Secured Parties and to hold all collateral on behalf of the Secured Parties and to take certain other actions as necessary from time to time.

NOW, THEREFORE, the Debtors each hereby agrees jointly and severally unless indicated otherwise, as follows:

Section 1. Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1 and, any terms not defined herein shall be as defined in the Purchase Agreement.  Terms used but not otherwise defined in this Agreement or Purchase Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.  All references herein to “Secured Party” shall be and mean each Secured Party and the Collateral Agent acting on behalf of the Secured Parties as Collateral Agent.

(a) "Collateral" means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following of each Debtor, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, leaseholds, income, royalties, distributions, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral (which includes, for avoidance of doubt, (i) any income or royalties resulting from leaseholds, or from sale or license of any intellectual property, (ii) and income, distributions, or proceeds of any kind from the sale or sublet or assignment of any fixtures or leaseholds) and of insurance covering the same and of any tort claims in connection therewith in each case, including and without limitation, those that may be found at locations set forth in Schedule 1(a):

(i) All Goods of each of the Debtors or any interest of any of the Debtors therein, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, holding bins, boats, ships, appliances, robotic devices, furniture, special and general tools, fixtures, drilling or rigging equipment, test and quality control devices and other equipment of every kind and nature and wherever situated, minerals, oil, gas, natural resources and metals, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and proceeds thereof, and all other items used and useful in connection with the Company’s businesses and all improvements thereto, (collectively, the "Equipment"); and

(ii) All Inventory of any of the Debtors wherever located and proceeds of the sale thereof wherever located and whenever obtained; and

(iii) All of each Debtor’s contract rights and general intangibles, including, without limitation, all license fees, lease hold rights, partnership interests, stock  or other securities (including, without limitation, the Pledge Shares, as more fully defined below), licenses, distribution and other agreements, computer software development rights, intellectual property, patents, trademarks, trade secrets, proprietary property, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and all other intellectual property, all accounts, deposit accounts, employee non-compete agreements, and proceeds thereof, non-disclosure and assignment of rights agreements, and income tax refunds (collectively, the "General Intangibles"), including, but not limited to all intellectual property set forth on Schedule 1(a)(iii); and

(iv) All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all  instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and proceeds thereof, all tax refunds and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit;

(v) All of the Pledge Shares and all proceeds of or income on, or other securities, assets or other value issued on, in exchange for or in consideration for the Pledge Shares,  and

(vi) All of the Company’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-( v) above.

(b) "Obligations" means all of the Parent’s and each other Debtor’s obligations under this Agreement,  the Notes, the Purchase Agreement and the Guaranty Agreement each as may be amended from time to time, and in each case, whether now or hereafter existing,  voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, inclusive of future advances, if any are made at the sole discretion of the Secured Party, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(c) "UCC" means the Uniform Commercial Code, as currently in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment , perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

Section 2. Grant of Security Interest.  As an inducement for the Secured Party to provide their consent, make the Loans and purchase the Notes and enter into the Purchase Agreement and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtors each individually and jointly and severally, hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a senior continuing security interest in, a continuing lien upon, right to possession and disposition of and a right of set-off against, in each case as set forth herein, all of the respective Debtors’ rights, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest"), subject to the MDFA Lien and the Super Senior Lien.  Plures Technologies and Plures Holdings shall each deliver to Collateral Agent for the Secured Parties, on the date hereof all certificates representing the Pledge Shares, together with at the time of such delivery, an assignment executed in blank and undated, in the form attached hereto as Exhibit A, unless the Pledge Shares are pledged with the Super Senior Lien holder.

Section 3. [Omitted.]

Section 4. Representations, Warranties, Covenants and Agreements of the Debtors  Each Debtor individually and jointly and severally represents and warrants to, and covenants and agrees with, the Collateral Agent and the Secured Parties as follows:

(a) Such Debtor has the requisite corporate power and authority to enter into this Agreement and otherwise carry out its obligations hereunder.  The execution, delivery and performance by the respective Debtor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by such Debtor or its shareholders or board of directors.  This Agreement constitutes a legal, valid and binding obligation of such Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b) The Debtors each represent and warrant that it has no lease rights, fixtures, assets, place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants), except as set forth and specifically itemized on Schedule 1(a) attached hereto;

(c) Except as to those liens existing as of the date hereof that were disclosed to the Secured Party by the Company and are set forth on the attached Schedule B, if any (the “Permitted Liens”), each Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the respective Debtor in the ordinary course of business) and sole rights holder to any leaseholds, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing, other than those that have been filed or may be filed in favor of MDFA and the Super Senior Lien,  covering or affecting any of the Collateral.   So long as this Agreement shall be in effect, without the prior consent of the Collateral Agent, which consent shall not be unreasonably withheld, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Collateral Agent on behalf of the Secured Parties from time to time pursuant to the terms of this Agreement).

(d) No part of the Collateral or rights in connection therewith, has been judged invalid or unenforceable.  No written claim has been received that any Collateral or the Company’s use of any Collateral violates the rights of any third party.  There has been no adverse decision to any of the Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtors, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) The Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule 1(a) attached hereto may not relocate such books of account and records unless it delivers to the Secured Party (or to Collateral Collateral Agent on their behalf) at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties a valid, senior, perfected and continuing liens in the Collateral (subject only to the MDFA Lien and the Super Senior Lien).

(f) This Agreement creates in favor of the Secured Party a valid senior security interest in the Collateral, subject only to the MDFA Lien and the Super Senior Lien, securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected priority security interest in such Collateral.  Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule 1(a), attached hereto, and such other filings as required with the USPTO with respect to intellectual property liens,  no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by any Debtor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Debtors or (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder.  The Debtors do not maintain any bank or other account other than as specifically identified on Schedule 1(a).  The Debtors will not open any account or assign any funds to any person, entity, trustee, nominee or other account, or direct the payment of any receivables or income to any source other than as specifically set forth on Schedule 1(a). The Debtors will individually or jointly as a group if and as necessary, take any and all actions necessary to permit Collateral Agent and Secured Parties to have full viewing access to any online or written statements, bank statements or Account information for all accounts utilized by the Debtors or by its agents on its behalf, as necessary from time to time, and to enforce and perfect Secured Party’s security interest therein.  The Debtors shall not and will not change, modify or close any of its accounts absent notice to and consent of the Collateral Agent on behalf of Secured Party and, the Company will not utilize any account or deposit funds with any person, trustee or agent, without notice to and consent of Collateral Agent on behalf of the Secured Party.

(g) The Debtors hereby irrevocably authorizes the Collateral Agent on behalf of Secured Parties at any time and from time to time before or after the date hereof  to file  in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York and Delaware as amended from time to time, or any other Uniform Commercial Code jurisdiction; and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Debtor is an organization, the type of organization and any organization identification number issued to the Company. The Debtors agree to furnish any such information to the Secured Parties promptly upon request.  Each Debtor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof with respect to the Collateral.

(h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which any Debtor is a party or by which a Debtor is bound.  No consent (including, without limitation, from stockholders or creditors of the Company) is required for any Debtor to enter into and perform its obligations hereunder other than from MDFA pursuant to the terms of that certain Loan Agreement between AMS and MDFA dated as of October 13, 2011 (the “MDFA Loan Agreement”).and from the Super Senior Lien holder pursuant to the terms of the agreement or agreements entered into with respect thereto (the “Super Senior Lien Loan Agreement”).

(i) Each Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 12.  The Debtors each hereby agrees to defend the same against any and all persons.  The Debtors shall safeguard and protect all Collateral for the account of the Secured Parties.  At the request of the Secured Parties, the Debtors will pay the cost of filing one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Parties in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtors shall pay all fees, taxes and government fees and other amounts necessary to maintain the Collateral and the Securities Interest hereunder, and each Debtor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j) The Debtors will not transfer, pledge, hypothecate, encumber, license, sell (except for sales of inventory in the ordinary course of business), assign, or otherwise dispose of any of the Collateral without the prior written consent of the Collateral Agent, not to be unreasonably withheld.

(k) Each Debtor shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Collateral Agent promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

(m) Each Debter shall promptly execute and deliver to the Secured Parties (or to Collateral Agent on their behalf) such further deeds, mortgages, assignments, assignment of rents, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Collateral Agent may from time to time request and may in its reasonable discretion deem necessary to perfect, protect or enforce its security interest in the Collateral. Each Debtor pledging shares shall deliver to Collateral Agent on behalf of the Secured Parties any stock dividends or securities issued in exchange for or as a distribution on any of the Pledge Shares if and as declared or distributed.

(n) The Debtors shall permit the Secured Parties and Collateral Agent and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Collateral Agent from time to time.

(o) Each Debtor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p) The Debtors shall promptly notify the Collateral Agent, the holder(s) of the Super Senior Lien and MDFA in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party or Collateral Agent hereunder.

(q) All information heretofore, herein or hereafter supplied to the Secured Party or Collateral Agent by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

Section 5. Defaults.  The following events shall be “Events of Default”:

(a) The occurrence of an Event of Default as defined in the Secured Note, Purchase Agreement or Guaranty Agreement or any material breach therein;

(b) Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made; and

(c) The material failure by any Debtor to observe or perform any of its material obligations hereunder for fifteen (15) days after receipt by the Company of notice of such failure from the Secured Party.

Section 6. Duty To Hold In Trust.    Upon the occurrence of any Event of Default and at any time thereafter, each Debtor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, debenture, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations, subject to  the MDFA Lien and the Super Senior Lien.   The Debtors shall be entitled to rely on payment instructions provided to it in writing by the Collateral Agent.   (a) Upon an Event of Default under the Super Senior Lien Loan Agreement, the Super Senior Lien holder shall have the right to exercise any and all of its rights and remedies under the Super Senior Lien Loan Agreement with respect to the AMS Collateral.  Nothing herein will in any way delay or hinder the Super Senior Lien holder’s exercise of its rights under the Super Senior Lien Loan Agreement.  Neither the Collateral Agent nor the Secured Parties nor MDFA may exercise their rights to the AMS Collateral unless the Super Senior Lien holder has been indefeasibly paid in full; provided, however, that the Super Senior Lien holder has commenced exercising its rights within 120 days after a default under the Super Senior Lien Loan Agreement and thereafter exercises commercially reasonable efforts in enforcing its rights thereunder (which obligation may be waived by the Secured Parties).  Upon the occurrence of an Event of Default, the Collateral Agent shall promptly notify the Super Senior Lien holder at the address set forth in Section 15 hereof  (b) Provided all of the obligations due to the Super Senior Lien holder have been indefeasibly paid in full, upon an Event of Default under the MDFA Loan Agreement, MDFA shall have the right to exercise any and all of its rights and remedies under the MDFA Loan Agreement and that certain Security Agreement between AMS and MDFA dated as of October 13, 2011 (the “MDFA Security Agreement”) with respect to the AMS Collateral.  Provided all of the obligations due to the Super Senior Lien holder have been indefeasibly paid in full, nothing herein will in any way delay or hinder MDFA’s exercise of its rights under the MDFA Loan Agreement and the MDFA Security Agreement.  Neither the Collateral Agent nor the Secured Parties may exercise their rights to the AMS Collateral unless MDFA has been indefeasibly paid in full; provided, however, that MDFA has commenced exercising its rights within 120 days after a default under the MDFA Loan Agreement (subject to the rights of the Super Senior Lien holder) and thereafter exercises commercially reasonable efforts in enforcing its rights thereunder (which obligation may be waived by the Secured Parties).  Upon the occurrence of any Event of Default, the Collateral Agent shall promptly notify MDFA at the address set forth in Section 15 hereof.  Notwithstanding anything herein to the contrary, nothing herein shall be deemed to limit Secured Party’s rights as provided herein with respect to any intellectual property or other assets of the Company or any Subsidiary not subject to the MDFA Lien.

Section 7. Power of Attorney Authority Granted to Collateral Agent; Rights and Remedies Upon Default.  (a) Each of the Secured Parties hereby irrevocably appoints the Collateral Agent to act on its behalf as Collateral Agent hereunder as attorney-in-fact and under any other document executed in connection herewith, and authorizes the Collateral Agent to take such actions on its behalf to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, and the Debtors shall not have rights as a third party beneficiary of any such provision in this Section 8.  The Collateral Agent is authorized to act, in its sole discretion, on behalf of any Secured Party as described herein.  Upon occurrence and continuance of any Event of Default and at any time thereafter, the Collateral Agent (on behalf of the Secured Party or itself) shall have the right to exercise  all of the remedies conferred to the Secured Party (or of Collateral Agent) hereunder and under the Notes, Purchase Agreement or Guaranty Agreement, and the Collateral Agent  shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then subject).  Without limitation, the Collateral Agent (on behalf of the Secured Parties) shall have the following rights and powers upon an Event of Default and acceleration of the Obligations, and subject further to the rights of the Super Senior Lien holder and MDFA to the extent of their liens in the AMS Collateral set forth in Section 6 hereof:

 (i)  to have a third party custodian take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble their the Collateral and make it available to the Collateral Agent for the benefit of the Secured Party at places which the Collateral Agent shall reasonably select, whether at the Debtor’s premises or elsewhere, and make available to the Collateral Agent, without rent, all of the Debtors’ respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form; and

(ii)    to operate the business of the Debtors using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Collateral Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtors or right of redemption of any Debtor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Collateral Agent may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

(b)           Secured Parties hereby agree that this Agreement may be amended at the sole discretion of the Collateral Agent for the sole purpose of adding Secured Parties pursuant to the offering of Notes from time to time.  The Collateral Agent may be removed or replaced as provided in the Purchase Agreement and, any other amendment herein (other than as to increase the Collateral or number of Secured Parties or underlying Obligations) shall require consent of the Collateral Agent and Secured Parties holding greater than 70% of the outstanding principal and interest of Loans.  The Company and Subsidiaries each agree and consent to any changes or successor Collateral Agent effectuated in accordance with the foregoing procedure.

Section 8. Indemnification of the Collateral Agent.   Neither the Collateral Agent nor any of its affiliates, counsel or representatives will be liable to any Debtor or other Secured Party, for any action taken or omitted to be taken by it or them under this Agreement in good faith and believed by it or them to be within the discretion or power conferred upon it or them by this Agreement or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct).  Unless indemnified to its satisfaction against loss, cost, liability and expense, the Collateral Agent may not be compelled to do any act under this Agreement or to take any action toward the execution or enforcement of the powers created under this Agreement or to prosecute or defend any suit in respect of this Agreement.  If the Collateral Agent requests instructions from the Secured Parties with respect to any act or action in connection with this Agreement, then the Collateral Agent is entitled to refrain (without incurring any liability to anyone by so refraining) from that act or action unless and until it has received instructions.  In no event, however, may the Collateral Agent or any of its representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability.  Without limiting the generality of the foregoing, no Secured Party has any right of action against the Collateral Agent as a result of the Collateral Agent’s acting or refraining from acting under this Agreement in accordance with instructions of the Secured Party.  Each Secured Party (in proportion to the then-outstanding principal amount of Notes) Shall indemnify the Collateral Agent and its representatives and hold them harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever (except for fraud, gross negligence, or willful misconduct) that may be imposed on, asserted against, or incurred by them in any way relating to or arising out of this Agreement or any action taken or omitted by them under this Agreement.  each Secured Party also waives any conflict of interest relating to the appointment of Levy International Law, LLC as counsel for Collateral Agent and understands that such firm has represented Collateral Agent or its affiliates in the past or may do so in the future. The provisions of this Section 8 may only be waived by the Collateral Agent.

Section 9. Applications of Proceeds.  (a) The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party (or Collateral Agent) or its counsel in enforcing its rights hereunder, defending rights as against third parties, and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party (or Collateral Agent on their behalf) shall pay to respective paying Debtor any surplus proceeds.  If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, (i) the proceeds shall be allocated among the Secured Party in proposition to the amount outstanding under each Secured Note, and (ii) the Company will be liable for the deficiency, together with interest thereon, at the Default Interest rate, and the reasonable fees of any attorneys employed by the Secured Party (or Collateral Agent) to collect such deficiency.  To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party (or Collateral Agent) arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.  All ordinary costs and expenses incurred by the Secured Party (or by Collateral Agent) in collection of the Obligations shall be borne exclusively by the Debtors, jointly and severally, including, without limitation, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Secured Party to effect collections of the Obligations or any Collateral securing the Obligations.  The provisions of this paragraph shall not apply to any suits, actions, proceedings or claims of the nature referred to herein or otherwise which are based upon or related to the repayment of, or the taking of security for, any loans and/or advances made by any Secured Party to the Debtors that do not arise under the Secured Note or that are not participated in by the Secured Party, and the party making such loans and/or advances shall be exclusively responsible for such suits, actions, proceedings or claims and the payment of all such expenses in connection therewith.  The provisions of this Section 9 shall not apply to any AMS Collateral unless MDFA has been indefeasibly paid in full.

Section 10. Costs and Expenses.   Each of the Debtors jointly and severally agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party or Collateral Agent.  The Debtors shall also jointly and severally pay all other claims and charges which in the reasonable opinion of the Secured Party as Collateral Agent might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein.  The Debtors will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party (and, for avoidance of doubt, its assigns) under the Secured Note.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Interest rate.

Section 11. Responsibility for Collateral; Responsibilities with Respect to Pledged Shares.  (a)  The Debtors assume all liabilities and responsibility in connection with all Collateral, and the obligations of the Debtors hereunder or under the Secured Note shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

(b)           Unless an Event of Default  shall have occurred and be continuing, Parent, with respect to Plures Holdings Shares and MSI Shares, and Plures Holdings with respect to the AMS Shares, shall be entitled to exercise all voting, consent or other rights with respect to the Pledged Stock, to receive dividends thereon, and to have and exercise all other rights as holders of the Pledged Stock in any manner not inconsistent with or in violation of the terms of this Agreement.  Following the occurrence of an Event of Default and acceleration of the obligations, the Collateral Agent on behalf of the Secured Parties shall be entitled to exercise all voting, consent or other rights with respect to the Pledge Shares, to receive dividends thereon, and to have and exercise all other rights as holder of the Pledge Shares.  Any amounts received in accordance with the provisions of Section 11 hereof will be held as part of the Collateral.  No Debtor may sell, assign, encumber, hypothecate or otherwise encumber any interest in or distributions on the Pledge Shares.

Section 12. Security Interest Absolute.  All rights of the Secured Parties and all Obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note, the Guaranty Agreement and the Purchase Agreement, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note, or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Collateral Agent to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to any of the Debtors, with the same relaes to Secured Parties or another Debtor or otherwise, or a discharge of all or any part of the Security Interest granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  The Debtors each expressly waive presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance, and further waive any defense or counterclaim as against one another.  In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  The Debtors waive all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy.  The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

Section 13. Term of Agreement.  This Agreement and the Security Interest shall terminate on the date that of all amounts due the Secured Party under the Secured Note has been indefeasibly paid and all other obligations have been indefeasibly paid or satisfied.  Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

Section 14. Power of Attorney; Further Assurances.  In addition to any other rights, powers and authority conferred upon Collateral Agent herein or in any other agreement:

(a) The Debtors each authorizes the Collateral Agent as agent and attorney - in- fact  for the Secured Party (or each of the Secured Party, if more than one), and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default and providing notice of default and acceleration, (i) endorse any debentures, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent or any of Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) deliver to Collateral Agent on behalf of the Secured Parties any stock dividends or securities issued in exchange for or as a distribution on any of the Pledge Shares and, execute any stock power in respect of the Pledge Shares and transfer, sell, assign or hypothecate, or otherwise further encumber or distribute any of the Pledge Shares, and (vi) generally, to do, at the option of the Collateral Agent, and at the Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Secured Note, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b) On a continuing basis, each Debtor will cooperate in good faith with Collateral Agent and make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule 1(a), attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Collateral Agent, to perfect the senior security interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c) Each Debtor hereby irrevocably appoints the  Collateral Agent as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time at the discretion of the Collateral Agent, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

Section 15. Notices.  All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, on a business day, or, if not, on the first business day thereafter delivered to the following addresses:

if to the Company, to: Plures Technologies, Inc.
Plures Technologies, Inc.
5279 Parkside Drive
Canandaigua, NY 14424
Fax:
Phone: (585) 905-0554
       Attn: David. R. Smith, CEO

with a copy by facsimile only to counsel for the Company at:
Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
Uniondale, NY 11556
ssieger@rmfpc.com
ph 516.663.6546
Fax:  516.663 6746
Attn. Stuart M. Sieger, Esq.

If to the Secured Party: to the address set forth immediately across the Secured Party’s name on the Schedule A (as may be amended from time to time), with a copy to the Collateral Agent.

If to Collateral Agent:

RENN Capital Group Inc.
Attn: Rene Jones
8080 N. Central Expressway,
Ste 210, LB-50
Dallas Texas 75206
Phone:  (214) 891-8924
Fax:  (214) 891-8106
And with a copy to:

Levy International Law, LLC
590 Madison Avenue, 21st Floor
New York, New York 10022
Fax: (646) 219-1574
Rlevy@LevyLawNY.com
Attention: Ron Levy, Esq.

If to Super Senior Lien Holder

Hercules Technology Growth Capital, Inc.
Legal Department
Attention: Chief Legal Officer and Roy Liu
400 Hamilton Avenue, Suite 310
Palo Alto, CA  94301
Phone: (650) 289-3060
Fax: (650) 473-9194

With a copy to

Seyfarth Shaw LLP
World Trade Center East
Two Seaport Lane, Suite 300
Boston, MA  02210-2028
Attention; Louis J. DiFronzo, Jr.

If to MDFA:

Massachusetts Development Finance Agency
89 Shrewsbury Street, Suite 300
Worcester, MA 01604
Attention: Roy Angel, Vice President

And with a copy to:

Robert P. Lombardi, Esq.
Mirick, O’Connell, DeMallie & Lougee, llp
100 Front Street, 18th Floor
Worcester, MA  01608

Section 16. Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Collateral Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party' rights and remedies hereunder.

Section 17. Miscellaneous.

(a) No course of dealing between any of the Debtors and any Secured Party or Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of any Secured Party or Collateral Agent, any right, power or privilege hereunder or under the Secured Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party and Collateral Agent with respect to the Collateral, whether established hereby or by the Secured Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be terminated, modified, waived or amended except by a written agreement specifically referring to this Agreement and signed by the Company and Holders of more than seventy percent (70%) of the standing principal amount (including Interest) of Secured Notes.  Any such termination, waiver, modification or amendment shall be binding against all Secured Party and their Assigns and the Debtors.

(d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction. Any reference herein to the singular shall include the plural, i.e. if assignments of the Note is made or additional Notes issued, then the same shall be deemed to include all Notes and Secured Party shall be and mean all Secured Parties, if more than one, provided that they agree to be bound hereby and execute an intecreditor or similar agreement.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern.  Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States federal court sitting in or presiding over the County of New York,  over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS WHETHER AMONG DEBTORS, BETWEEN DEBTORS AND SECURED PARTIES OR SECURED PARTIES AND AGENT OR OTHERWISE.  EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature Page Follows]

[Counter Part Signature Page For Debtors to Pledge and Security Agreement]

IN WITNESS WHEREOF, each Debtor has executed and delivered this Pledge and Security Agreement as of the date first above written.

DEBTORS:

PLURES TECHNOLOGIES, INC.

By:          /s/
Name:
Title:

PLURES HOLDINGS, INC.

By:          /s/
Name:
Title:

ADVANCED MICROSENSORS CORPORATION

By:          /s/
Name:
Title:

MAGNETIC SENSE, INC.

By:          /s/
Name:
Title:

[Counterpart Signature Page for Collateral Agent and Secured Parties Follows]

[Counter Part Signature Page For Collateral Agent and Secured Parties to Pledge and Security Agreement]

IN WITNESS WHEREOF, each Secured Party and Collateral Agent has executed and delivered this Pledge and Security Agreement as of the date first above written.

COLLATERAL AGENT:

RENN Capital Group Inc.
 As Collateral Agent

By:          /s/
Name: Russell Cleveland
Title:

SECURED PARTIES:

_________________________________
Print Name:

_________________________________
Signature

Title:_____________________________

Dollar Amount Invested: $_____________________

[Exhibits and Schedules Follow]